                                  EXHIBIT 15

Exhibit 15--Letter Re: Unaudited Interim Financial Information

Board of Directors
AmSouth Bancorporation

We are aware of the incorporation by reference in the following Registration Statements and in their related Prospectuses, of our report dated November 10, 1998 relating to the unaudited consolidated financial statements of AmSouth Bancorporation and subsidiaries which are included in its Form 10-Q for the quarter ended September 30,1998:

  Form S-3 No. 33-55683 pertaining to the Dividend Reinvestment and Common
         Stock Purchase Plan;

  Form S-8 No. 33-52243 pertaining to the assumption by AmSouth
         Bancorporation of FloridaBank Stock Option Plan and FloridaBank Stock Option Plan-1993;

  Form S-8 No. 33-52113 pertaining to the 1989 Long Term Incentive
         Compensation Plan;

  Form S-8 No. 33-35218 pertaining to the 1989 Long Term Incentive
         Compensation Plan;

  Form S-8 No. 33-37905 pertaining to the AmSouth Bancorporation Thrift Plan;

  Form S-8 No. 33-9368 pertaining to the Long Term Incentive Compensation
         Plan;

  Form S-8 No. 33-2927 (as amended) pertaining to the Employee Stock Purchase
         Plan;

  Form S-8 No. 2-97464 pertaining to the Long Term Incentive Compensation
         Plan;

  Form S-3 No. 33-35280 pertaining to the Dividend Reinvestment and Common
         Stock Purchase Plan;

  Form S-8 No. 33-19016 pertaining to the Long Term Incentive Compensation
         Plan;

  Form S-8 No. 33-58777 pertaining to the Director Restricted Stock Plan;

  Form S-8 No. 333-02099 pertaining to the AmSouth Bancorporation Thrift
         Plan;

  Form S-8 No. 333-05631 pertaining to the AmSouth Bancorporation 1996 Long
         Term Incentive Compensation Plan;

  Form S-8 No. 333-27107 pertaining to the AmSouth Bancorporation Employee
         Stock Purchase Plan;

  Form S-8 No. 333-41599 pertaining to the AmSouth Bancorporation Deferred
         Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation; and

  Form S-3 No. 333-44263 pertaining to the AmSouth Bancorporation Shelf
         Registration Statement.

Pursuant to Rule 436(c) of the Securities Act of 1933 our reports are not a part of the registration statements prepared or certified by accountants within the meaning of Sections 7 or 11 of the Securities Act of 1933.

                                          /s/ ERNST & YOUNG LLP

November 10, 1998